UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 18, 2005


                                SPAR Group, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-27824                  33-0684451
          ---------                    --------                 ----------
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)               File No.)             Identification No.)




580 White Plains Road, Suite 600, Tarrytown, New York                      10591
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (914) 332-4100



          (Former Name or Former Address, if Changed Since Last Report)
--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

On June 17, 2005, the Governance Committee received a letter from an outside attorney alleging that Mr. William H. Bartels, Vice Chairman and a director of the Corporation, had made certain trades in securities issued by the Corporation ("SGRP Shares") that appeared to be in technical violation of Section 16(b) of the Securities Exchange Act of 1934 ("Section 16(b)") and possibly resulting in "short-swing profits" that would have to be disgorged to the Corporation. The Company promptly began a thorough investigation of the alleged trades and the circumstances involved with the full cooperation of Mr. Bartels and the assistance of its counsel. Based on Mr. Bartels' trades to date, the Company calculated that Mr. Bartels had received $1,555.04 in short-swing profits (as calculated under Section 16(b) and applicable regulations and decisions) that have to be disgorged to the Corporation.

On July 1, 2005, the Governance Committee received a letter from Mr. Bartels explaining his inadvertent and unintentional violation of Section 16(b), which he said resulted from a desire to transfer securities issued by the Corporation from his private account to his retirement account. In that letter, he also stated his willingness to pay the resulting "short-swing profits" to the Corporation required under Section 16(b) and requested a waiver of any resulting violation of the SPAR Group Code of Ethical Conduct for all Directors, Senior Executives and Employees dated as of May 1, 2004 (the "Ethics Code"), if any.

On July 18, 2005, the Governance Committee, through its unanimous written consent, adopted a waiver dated as of July 1, 2005, of any such violation of the Ethics Code, based on Mr. Bartels explanations in his letter and subject to his prompt payment of such short-swing profits to date to the Corporation. Mr. Bartels paid those short-swing profits to the Corporation on July 7, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SPAR GROUP, INC.


Date:    July 21, 2005                      By:  /s/ Charles Cimitile
                                                 -------------------------------
                                                 Charles Cimitile
                                                 Chief Financial Officer